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                                                       EXHIBIT 1.1


                                  $200,000,000

                         COMPUTER SCIENCES CORPORATION
                        ____% Notes Due __________, 2009

                           Form of Underwriting Agreement

                                                        ______________, 1999


J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
As Representatives of the
Several Underwriters Listed
in Schedule I
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

      Computer Sciences Corporation, a Nevada corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in SCHEDULE I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $200,000,000 principal amount of its _____% Notes Due __________, 2009 (the "Securities"). The Securities will be issued pursuant to the provisions of an Indenture (the "Indenture") to be dated as of ______________, 1999 between the Company and Citibank, N.A., as Trustee (the "Trustee").

The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Securities. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration


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Statement.  Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriters as follows:

     1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ___% of their principal amount plus accrued interest, if any, from
_______, 1999 to the date of payment and delivery.

     2. The Company understands that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after
(A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.


     3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives on ________1999, or at such other time on the same or such other date, not later than the third Business Day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note ) representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, Citibank, N.A., 111 Wall Street, 5th Floor, New York, New York 10005, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     As compensation to the Underwriters for the purchase and sale of the Securities hereunder, the Company will pay, or cause to be paid, to J.P. Morgan Securities Inc., for the accounts of the several Underwriters, an amount equal to ____% of the principal


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amount of the Securities purchased by the Underwriters hereunder on the
Closing Date. On the Closing Date the Company will pay or cause to be paid, by wire transfer, in immediately available funds, such commission to the account specified by J.P. Morgan Securities Inc.

     4. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date, and agrees with each Underwriter, as follows:

     (a) PROSPECTUS. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

     (b) REGISTRATION STATEMENT. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

     (c) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Prospectus at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, when read together with the other information in the Prospectus, at the date of the Prospectus and at


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the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that this representation, warranty and agreement shall not apply to pricing information omitted in the preliminary prospectus or to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Prospectus.

     (d) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus (including any financial statements and supporting schedules incorporated by reference therein) are independent certified public accountants with respect to the Company and its former subsidiary, The Continuum Company, Inc., a Delaware corporation ("Continuum"), within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

     (e) FINANCIAL STATEMENTS. The financial statements, together with the related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus present fairly (i) the financial position of the Company and its consolidated subsidiaries at the dates indicated, (ii) the statement of operations of the Company and its consolidated subsidiaries, and (iii) stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.

     (f) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since January 1, 1999 and except as otherwise stated in the Registration Statement and the Prospectus,
(i) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, assets, properties or business affairs of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (ii) there has been no material change in the capital stock of the Company or the long-term debt of the Company and its subsidiaries and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (g) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform


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its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business in all 50 states of the United States (except for the state of its incorporation) and is in good standing in all 50 states of the United States.

     (h) STATUS OF CSC ENTERPRISES. CSC Enterprises, a Delaware general partnership ("CSC Enterprises"), has been duly formed and is validly existing as a general partnership under the laws of the State of Delaware, with power and authority (partnership and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus.


     (i) STATUS OF CSC COMPUTER SCIENCES LIMITED. CSC Computer Sciences Limited ("CSC Limited") has been duly organized and is validly existing under the laws of England and Wales, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and all resolutions, returns and other documents required by the Companies Act of 1985 or to be delivered to the Registrar of Companies have been duly delivered and are true and accurate. All of the issued and outstanding capital stock of CSC Limited has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of CSC Limited was issued in violation of any preemptive or similar rights arising by operation of law, or under the memorandum or articles of association or by-laws of CSC Limited or under any agreement to which the Company or CSC Limited is a party.

     (j) GOOD STANDING OF DESIGNATED SUBSIDIARIES. Each of CSC Consulting, Inc., CSC Outsourcing Inc., CSC Credit Services, Inc., CSC Healthcare, Inc. and CSC Enterprises, Inc. (each a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries") has been duly organized and is validly existing as a corporation, in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect (all such jurisdictions are listed on Schedule II hereto); except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of each such Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and (except for CSC Outsourcing Inc., all of the issued and outstanding capital stock of which is owned directly or through subsidiaries by CSC Holdings, Inc., all of the issued and outstanding common stock of which is owned by CSC Enterprises, which in turn is a partnership in which the Company, directly or through subsidiaries, has a 99.9% ownership interest) is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Designated Subsidiary was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or by-laws of any Designated Subsidiary or under any agreement to which the Company or any Designated Subsidiary is a party.

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     (k)   CAPITALIZATION.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Pros pectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances or subsequent repurchases, if any, pursuant to employee benefit or option plans referred to in the Annual Report on Form 10-K for the year ended April 3, 1998 or subsequent repurchases or cancellations, if any, of restricted stock awards that do not vest upon termination of employment, or subsequent issuances of cash in lieu of fractional shares in connection with the Continuum acquisition).

     (l) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

     (m) AUTHORIZATION OF THE INDENTURE. The Indenture has been duly authorized by the Company and, upon effectiveness of the Registration Statement, will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (n) AUTHORIZATION OF THE SECURITIES. The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (o) DESCRIPTION OF THE SECURITIES AND THE INDENTURE. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the preliminary prospectus, the Prospectus and the Registration Statement and will be in substantially the respective forms previously delivered to the Underwriters; PROVIDED, HOWEVER, that the preliminary prospectus excludes certain pricing information.

      (p) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by


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which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Prospectus and the consummation of the transactions contemplated herein and in the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries prior to its scheduled maturity. No consent, approval, authorization, order, license, registration or qualification of or with any such government instrumentality or court is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Securities by the Underwriters.

      (q) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

      (r) ABSENCE OF PROCEEDINGS. The Company reasonably believes that there are no actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or applicable to the Company or any of its subsidiaries which (i) could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, or (ii) would materially and adversely


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affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. There are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement which are not filed as required.

      (s) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have the right to use adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

      (t) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have any such Governmental License would not, either individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

      (u) TITLE TO PROPERTY. The Company and its subsidiaries have good title to all real property owned by the Company and its subsidiaries, as the case may be, and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus or (ii) do not, individually or in the aggregate, interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries, except where such interferences, either individually or in the aggregate, would not have a


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Material Adverse Effect; and all of the leases and subleases to which the
Company or any of its subsidiaries is a party and under which the Company or any of its subsidiaries holds properties described in the Prospectus or in any document incorporated by reference therein, are in full force and effect, except where the failure to be in full force and effect would not, either individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any such leases or subleases, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, except where such claim, either individually or in the aggregate, would not have a Material Adverse Effect.

      (v) NO BRIBES. Neither the Company nor any of its subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business, assets or operations of the Company or any of its subsidiaries, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices' Act) or any other country having jurisdiction; and neither the Company nor any of its subsidiaries has participated in any boycotts.

      (w) TAX RETURNS. The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings, and except where the failure to have made such filings, paid such taxes or requested such extensions would not, either individually or in the aggregate, have a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 4(e) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities, except where the failure to provide for such adequate charges, accruals and reserves would not, individually or in the aggregate, have a Material Adverse Effect.

      (x) ENVIRONMENTAL LAWS. Except as described in the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands,

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demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

      (y) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

      (z) RELATED TRANSACTIONS. The Company is not aware of any relationship, direct or indirect, between or among the Company or any of its subsidiaries on the one hand, and the directors and officers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described.

      5. The Company covenants and agrees with each of the several Underwriters as follows:

      (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

      (b) to deliver, at the expense of the Company, to the Representatives, four conformed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

      (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish the Representatives with a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

      (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

      (e) if, during such period of time after the first date of the public offering of the Securities that in the opinion of counsel for the Underwriters or the opinion of counsel to the Company a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

      (f) to endeavor to qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; PROVIDED that the Company shall not be required to file a general consent to service of process in any jurisdiction, to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

      (g) so long as the Securities are outstanding, to furnish to the Representatives copies of all reports or other communications (financi al or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

      (h) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities;

      (i) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

      (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
(iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees and disbursements of Latham & Watkins associated with state securities or blue sky laws), (iv) related to any filing with National Association of Securities Dealers, Inc., (v) in connection with the costs of duplication and delivery of this Agreement, the Indenture and the Preliminary and Supplemental Blue Sky Memoranda to the Underwriters and dealers and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, and (vi) payable to rating agencies in connection with the rating of the Securities; PROVIDED, HOWEVER, that the Underwriters will pay all expenses of their counsel incident to the performance of their obligations under this Agreement (other than fees and disbursements of Latham & Watkins associated with state securities or blue sky laws).

      6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

      (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

      (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

      (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor
(i) shall any notice have been given of (A) any downgrading or (B) any intended or potential downgrading in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act nor (ii) shall any such nationally recognized statistical rating organization have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of the Company;

      (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

      (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Representatives to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, assets, properties or business affairs of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth or contemplated in the Registration Statement;

      (f) at the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of (i) Gibson, Dunn & Crutcher LLP, counsel for the Company, in the form attached hereto as EXHIBIT A, together with signed or reproduced copies of such letter for each of the other Underwriters, (ii) Hayward D. Fisk, the Vice President, General Counsel and Secretary of the Company, in the form attached hereto as EXHIBIT B, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion Gibson, Dunn & Crutcher LLP may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials;

      (g) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

      (h) the Representatives shall have received on and as of the Closing Date an opinion of Latham & Watkins, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

      (i) on or prior to the Closing Date the Company shall have furnished to the Representatives such further certificates and documents as set forth in Schedule III hereto.

      7. The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; PROVIDED, HOWEVER, that the indemnity agreement provided in this
Section 7 with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any Underwriter) from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Securities, if the untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or had not been sent or given to such person within the time required by the Securities Act.

      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

      If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person objects to the selection of counsel after having been advised by such counsel that there may be one or more legal defenses available to the Indemnified Person which are different from or additional to those available to the Indemnifying Person. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; PROVIDED, HOWEVER, that the Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent if (i) such Indemnifying Person reimburses such Indemnified Person in accordance with such aforesaid request to the extent the Indemnifying Person in good faith considers such request to be reasonable; and (ii) such Indemnifying Person provides written notice to the Indemnified Person stating that in good faith the Indemnifying Person believes the unpaid balance to be unreasonable and substantiating the reasons therefor, in each case prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

      If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities set forth opposite their names in SCHEDULE I hereto, and not joint.

      The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

      The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc.,

(ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal, New York State or California State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in SCHEDULE I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters or each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060 (fax: (212) 648-5151); Attention: Transaction Execution Group. Notices to the Company shall be given to it at Computer Sciences Corporation, 2100 East Grand Avenue, El Segundo, California 90245, (fax:
(310) 640-3167); Attention:  Hayward D. Fisk, Esq. and Stephen E. Johnson,
Esq.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                      Very truly yours,

                                      COMPUTER SCIENCES CORPORATION


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:
Accepted: __________, 1999

J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce Fenner & Smith
            Incorporated
   Acting severally on behalf
   of themselves and the
   several Underwriters listed
   in Schedule I hereto.

By:   J.P. Morgan Securities Inc.


By:
   --------------------------------
   Name:
   Title:

                                                             EXHIBIT A

                    FORM OF OPINION OF COUNSEL TO THE COMPANY
                     TO BE DELIVERED PURSUANT TO SECTION 6(f)

Note: A final draft form of opinion, with all assumptions and qualifications, will be attached prior to execution of this Agreement.

     1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

     3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     4. The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     5. The Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in the authentication order delivered to the Trustee by the Company on the date hereof upon payment therefor, the Securities have been duly issued and delivered by the Company and constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture.

     6. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement.

     7. The information set forth in the Registration Statement under the heading "Indemnification of Directors and Officers," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings.

     8. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, other than under the blue sky laws of the various states and/or foreign jurisdictions (as to which we render no opinion), is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Securities, except such authorization, approval, consent, license, order, registration, qualification or decree as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or blue sky laws (as to which we render no opinion) in connection with the purchase and distribution of the Securities by the Underwriters.

     9. The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Underwriting Agreement (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities to repay the principal and accrued interest on the 6.80% Guaranteed Notes due April 15, 1999 issued by CSC Enterprises and guaranteed by the Company as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with, constitute a breach of or result in any violation of, the provisions of the applicable organizational documents, charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of its properties, assets or operations.

    10. The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

     We have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Representatives and their counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed. Except as set forth in paragraph 7, we have not undertaken to determine independently the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, (including, without limitation, the financial statements, notes thereto, financial statement schedules, other financial, statistical or accounting data included or incorporated by reference therein or omitted therein or information derived therefrom, as to which we make no comment) and because of the limitations inherent in the examination made by us and knowledge available to us and the nature and extent of our participation in such conferences, except as set forth in paragraph 7, we are not passing upon and are unable to assume, explicitly or implicitly, and, except as set forth in paragraph 7, we do not assume, any responsibility for the accuracy, completeness or fairness of such statements and we can give no assurance that such examination, knowledge and participation in such conferences would necessarily reveal matters of significance with respect to the items discussed in the remainder of this paragraph. However, based on and subject to the foregoing, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, notes thereto, financial statement schedules, other financial, statistical or accounting data included or incorporated by reference therein or omitted therefrom or information derived therefrom, as to which we make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, notes thereto, financial statement schedules, other financial, statistical or accounting data included or incorporated by reference therein or omitted therefrom or information derived therefrom, as to which we make no statement), as of the date of the Prospectus, at the time any such amendment or supplement thereto was issued or at the Closing Date, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinion, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT B
                       FORM OF OPINION OF HAYWARD D. FISK,
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                OF THE COMPANY
                     TO BE DELIVERED PURSUANT TO SECTION 6(f)

Note: A final draft form of opinion, with all assumptions and qualifications, will be attached prior to execution of this Agreement.

     1. The Company is a Nevada corporation duly qualified as a foreign corporation to transact business in each of the other 49 states of the United States and is in good standing in all 50 states. CSC Enterprises has been duly formed and is validly existing as a general partnership under the laws of the State of Delaware. CSC Enterprises has the requisite partnership power and authority to own, lease and operate its properties and to conduct its business as it is presently being conducted.

     2. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances or subsequent repurchases, if any, pursuant to employee benefit or option plans referred to in the Company's Annual Report on From 10-K for the period ended April 3, 1998, or subsequent repurchases or cancellations, if any, of restricted stock awards that do not vest upon termination of employment or subsequent issuances of cash in lieu of fractional shares in connection with the Continuum acquisition).

     3. CSC Limited has been duly organized and is validly existing under the laws of England and Wales, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and all resolutions, returns and other documents required by the Companies Act of 1985 or to be delivered to the Registrar of Companies have been duly delivered and are true and accurate. All of the issued and outstanding capital stock of CSC Limited has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of CSC Limited was issued in violation of any preemptive or similar rights arising by operation of law, or under the memorandum or articles of association or by-laws of CSC Limited or under any agreement to which the Company or CSC Limited is a party.

     4. Each Designated Subsidiary has been duly organized and is validly existing as a corporation, in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect (all such jurisdictions are listed on SCHEDULE II hereto); except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of each such Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and (except for CSC Outsourcing Inc., all of the issued and outstanding capital stock of which is owned directly or through subsidiaries by CSC Holdings, Inc., all of the issued and outstanding common stock of which is owned by CSC Enterprises, which in turn is a partnership in which the Company, directly or through subsidiaries, has a 99.9% ownership interest) is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Designated Subsidiary was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or by-laws of any Designated Subsidiary or under any agreement to which the Company or any Designated Subsidiary is a party.

     5. The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated in the Underwriting Agreement and in the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds"), and compliance by the Company with its obligations under the Underwriting Agreement, the Indenture and the Securities, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 4(o) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement note, lease or any other agreement or instrument, known to me, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the applicable organizational documents, charter or by-laws of any of the subsidiaries of the Company.

     6. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which I express no opinion), when they became effective or were filed with the Securities and Exchange Commission (the "Commission"), as the case may be, complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as applicable, and the rules and regulations of the Commission thereunder.

     7. There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     8. The Company and its subsidiaries possess such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have any such Governmental License would not, either individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     I have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Representatives and their counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed.
 Except as set forth in paragraph 8, I have not undertaken to determine independently the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (including, without limitation, the financial statements, notes thereto, financial statement schedules, other financial or accounting data included or incorporated by reference therein or omitted therein or information derived therefrom, as to which I make no comment), and because of the limitations inherent in the examination made by me and knowledge available to me and the nature and extent of my participation in such conferences, except as set forth in paragraph 8, I am not passing upon and am unable to assume, explicitly or implicitly, and, except as set forth in paragraph 8, I do not assume, any responsibility for the accuracy, completeness or fairness of such statements and I can give no assurance that such examination, knowledge and participation in such conferences would necessarily reveal matters of significance with respect to the items discussed in the remainder of this paragraph. However, based on and subject to the foregoing, nothing has come to my attention that would lead me to believe that the Registration Statement (except for financial statements, notes thereto, financial statement schedules, other financial or accounting data included or incorporated by reference therein or omitted therefrom or information derived therefrom, as to which I make no statement), at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, notes thereto, financial statement schedules, other financial or accounting data included or incorporated by reference therein or omitted therefrom or information derived therefrom, as to which I make no statement), as of the date of the Prospectus, at the time any such amendment or supplement thereto was issued or at the Closing Date, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinion, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                 SCHEDULE I

                             LIST OF UNDERWRITERS


                                                       Principal
Underwriters                                        Amount of Notes
------------                                        ---------------
J.P. Morgan Securities Inc.

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated


                                                                SCHEDULE II

                      JURISDICTION OF DESIGNATED SUBSIDIARIES

1. CSC Consulting, Inc.

   Alabama
   Arizona
   California
   Colorado
   Connecticut
   Delaware
   Florida
   Georgia
   Illinois
   Indiana
   Iowa
   Kentucky
   Maryland
   Michigan
   Minnesota
   Missouri
   Nevada
   New Jersey
   New York
   North Carolina
   North Dakota
   Ohio
   Oklahoma
   Oregon
   Pennsylvania
   Rhode Island
   South Carolina
   South Dakota
   Tennessee
   Texas
   Virginia
   Washington
   Washington DC
   West Virginia
   Wisconsin

2. CSC Credit Services, Inc.

   Florida

   Illinois
   Indiana
   Iowa
   Kansas
   Kentucky
   Louisiana
   Minnesota
   Missouri
   Nebraska
   New York
   North Carolina
   North Dakota
   Ohio
   Oklahoma
   Pennsylvania
   Virginia
   Wisconsin

3. CSC Enterprises, Inc.

   Iowa
   Kansas
   Kentucky
   Minnesota
   Missouri
   North Carolina
   North Dakota
   Oklahoma
   Tennessee
   Texas
   Virginia
   Wisconsin

4. CSC Outsourcing Inc.

   Arizona
   California
   Connecticut
   Florida
   Maine
   Massachusetts
   Michigan
   Minnesota
   Missouri
   New Jersey
   New York
   North Carolina

   Ohio
   Pennsylvania
   Rhode Island
   South Carolina
   Texas
   Utah
   Vermont
   Virginia
   Washington DC

5. CSC Healthcare, Inc.

   Alabama
   Alaska
   Arizona
   Arkansas
   Colorado
   Connecticut
   Delaware
   Florida
   Georgia
   Hawaii
   Idaho
   Illinois
   Indiana
   Iowa
   Kansas
   Kentucky
   Louisiana
   Maine
   Maryland
   Massachusetts
   Michigan
   Minnesota
   Mississippi
   Missouri
   Montana
   Nebraska
   Nevada
   New Hampshire
   New Jersey
   New Mexico
   New York
   North Carolina
   North Dakota
   Ohio
   Oklahoma

   Oregon
   Pennsylvania
   Rhode Island
   South Carolina
   South Dakota
   Tennessee
   Texas
   Utah
   Vermont
   Virginia
   Washington
   Washington DC
   West Virginia
   Wisconsin
   Wyoming

                                                           SCHEDULE III

                       FURTHER CERTIFICATES AND DOCUMENTS
                         TO BE DELIVERED BY THE COMPANY

     1. A certificate signed by the Secretary of the Company certifying copies of certain documents.

     2. A letter, addressed to the Underwriters, regarding delivery of the Securities.

     3. A receipt acknowledging the receipt of funds.

     4. A certified copy of the Restated Articles of Incorporation of the Company issued and certified by the Secretary of State of the State of Nevada.

     5. A Certificate of Good Standing (long form, if available) for the Company and each Designated Subsidiary, each dated as of a recent date prior to the Closing Date, issued by the Secretary of State (or other competent official) of their respective jurisdictions or organization, together with letters of good tax standing (as available) from the tax authorities of their respective jurisdictions of organization, each dated as of a recent date prior to the Closing Date.

     6. A certificate issued by the Registrar of Companies, dated as of a recent date prior to the Closing Date, stating that all required filings have been made by CSC Computer Sciences Limited.

     7. A Registration Certificate of CSC Enterprises as filed with the Prothonotary of the County of New Castle, Delaware and the Partnership Agreement of CSC Enterprises.

     8. Certificates of qualification to do business, dated as of a recent date prior to the Closing Date for the Company and each Designated Subsidiary, issued by the Secretary of State of each state where the Company and each Designated Subsidiary has its executive offices.

     9. A bring-down telegram, dated as of the end of business on the Closing Date, regarding the good standing in each jurisdiction of organization of the Company and each Designated Subsidiary.

    10. A copy of the DTC Letter of Representations regarding book-entry clearance of the Global Note through the facilities of DTC.

    11. Three letters regarding the rating of the Securities, one from each of Standard & Poor's Rating Services relating to the "A" rating, one from Moody's Investor Services relating to the "A2" rating and one from Duff & Phelps Credit Rating Co. relating to the "A+" rating.

    11. Wire transfer instructions.

    12. Order to the Trustee authorizing the authentication of the Securities.